Other payables and accrued liabilities	6 Months Ended
Jun. 30, 2026
Payables and Accruals [Abstract]
Other payables and accrued liabilities

Note 9 – Other payables and accrued liabilities

Other payables and accrued liabilities mainly consist of loans from third parties, salary payables, and others. As of June 30, 2026 and December 31, 2025, the balance of accounts payable were $757,622 and $180,237, respectively.

As of June 30, 2026 and December 31, 2025, the balance of the loans from third parties is $670,000 and nil, respectively. The Company is not required to pay any interest on other payables and accrued liabilities other than the loans, with an interest rate at 5% per annual.